UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

      Date of Report (Date of earliest event reported): September 27, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      0-11688                 95-3889638
-------------------------------  ----------------------   ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)  (Commission File Number)  Identification Number)

    Lakepointe Centre I,
  300 E. Mallard, Suite 300
       Boise, Idaho                                                  83706
(Address of principal executive                                      -----
          offices)                                                 (Zip Code


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 8.01. OTHER EVENTS

On October 1, 2004 the Company issued a press release titled "TEXAS REGULATORY AGENCY PROPOSES AGREED ORDER FOR AMERICAN ECOLOGY'S TEXAS SUBSIDIARY" disclosing that the Texas Commission on Environmental Quality ("TCEQ") has proposed an agreed order which includes an administrative penalty of $138,320. The TCEQ proposal, dated September 27, 2004, was received by the Company on September 29, 2004. A copy of the press release is attached as exhibit 99 and incorporated by reference herein.


Exhibit 99 Press Release, dated October 1, 2004, entitled "TEXAS REGULATORY AGENCY PROPOSES AGREED ORDER FOR AMERICAN ECOLOGY'S TEXAS SUBSIDIARY"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AMERICAN ECOLOGY CORPORATION
                                          (Registrant)






Date:  October 1, 2004            By:/S/ James R. Baumgardner
                                     ------------------------
                                          James R. Baumgardner
                                          Senior Vice President,
                                          Chief Financial Officer,
                                          Secretary and Treasurer


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
                                    EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated October 1, 2004, entitled "TEXAS REGULATORY AGENCY PROPOSES AGREED ORDER FOR AMERICAN ECOLOGY'S TEXAS SUBSIDIARY"


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